EXHIBIT 10e

                    KAMAN CORPORATION
                     CASH BONUS PLAN
(Amended and Restated Effective as of January 1, 2002)

1.   Plan Name, Objective and Administration.

     a. Plan Name. The name of this Plan is the Kaman Corporation Cash Bonus Plan (the "Bonus Plan"). This plan supersedes and replaces that certain Cash Bonus Plan which was amended and restated by the Board of Directors of Kaman Corporation (the
"Board") as of September 21, 1999, which was subsequently amended by a First Amendment thereto.

     b. Objective. The objective of the Bonus Plan is to provide an incentive for certain employees of Kaman Corporation ("Kaman") and its subsidiaries (each subsidiary being referred to as a "Business Unit" and collectively with Kaman, the "Company") to perform at levels beyond those ordinarily associated with competent fulfillment of the roles and responsibilities of their positions.

     c. Administration. The Bonus Plan will be administered by a committee (the "Plan Administrators") consisting of the Chief
Executive Officer, Chief Financial Officer, and Chief Legal
Officer.

2.   Eligibility to Participate.

     a. The employees eligible to participate ("Participant" or collectively, "Participants") in the Bonus Plan for a particular Award Year shall be determined annually and shall be those persons designated as Key Management Personnel under the Kaman Corporation Compensation Administration Plan.

3.   Initial Target Bonus Opportunity.

     a. Each year, the Plan Administrators assign a target bonus opportunity percentage ("TBO") to each salary grade. A
Participant's Initial Target Bonus Opportunity is determined by multiplying the applicable TBO times the Participant's base annual salary.

4.   Fund Determinations.

     a.  Initial Target Bonus Pool.  The sum of the individual
Initial Target Bonus Opportunities determined under Section 3 will determine the Initial Target Bonus Pool.

     b. Modified Target Bonus Pool. The Initial Target Bonus Pool shall be modified by the then estimated satisfaction of the performance objectives described in Sections 6 and 7 hereof for the Award Year. Kaman will budget an appropriate estimated amount and accrue it over the course of the Award Year. Following the conclusion of the Award Year, the Modified Target Bonus Pool will be adjusted to reflect the actual Performance Ratings of Kaman and the various Business Units.

     c. Maximum Target Bonus Pool. Subject to the provisions of this Bonus Plan, the Maximum Target Bonus Pool shall not exceed two times (200%) the Initial Target Bonus Pool.

     d. Special Circumstances. The Board shall have the authority and discretion to evaluate significant or extraordinary circumstances affecting the business of Kaman and/or any Business Unit during an Award Year and, if the Board deems it appropriate, to (i) establish a maximum bonus fund which is greater than would otherwise be authorized under the formula described in this Section 4; and (ii) use the fund to pay cash bonus awards to some or all of the Participants as it determines.

5.    Award Year.

     a. Fiscal Year. The Award Year shall be, and shall coincide with, Kaman's fiscal year, commencing January 1 of each year and concluding on December 31 of each year.

     b. Circumstances Affecting Participation. Should any Participant have been employed for less than a full Award Year or cease to be in the Company's service for any reason prior to the end of the Award Year, neither the Participant nor, in the case of death or incompetency, such individual's personal representatives, heirs, executors, administrators or assigns shall be entitled to any distribution of a cash bonus award for the Award Year except and to such extent, if any, as the Plan Administrators and the Personnel and Compensation Committee of the Board shall determine to be fair and equitable.

6.   Performance Objectives for Business Unit Participants.

     a. Applicability. The provisions of this Section 6 shall apply to Business Unit Participants, i.e. Participants who are employed by a subsidiary of Kaman Corporation. Furthermore, the provisions of Section 7 hereof shall not apply to Business Unit Participants.

     b. In General. The Modified Target Bonus Opportunity for Business Unit Participants shall be calculated solely based upon the performance of the Business Unit the Participant works for, using growth in operating profit ("OP Growth") of the Business Unit, return on total capital ("ROI") of the Business Unit, and such other factors as the Personnel and Compensation Committee may determine to be applicable to the Business Unit, as the financial performance goals. This Section 6 describes the approach to be followed in determining the Modified Target Bonus Opportunity for Business Unit Participants. Without limiting the authority provided by Section 10(b), the Plan Administrators are authorized to prescribe reasonable rules of operation and to resolve any ambiguities or matters of interpretation, provided such rules and interpretations are consistent with the approach provided herein. Furthermore, the Personnel and Compensation Committee is authorized to include or exclude special items in determining a Business Unit's OP Growth and/or ROI performance, provided that the approach taken is followed consistently from year to year.

     c. OP Growth. The OP Growth for a Business Unit for the Award Year will be calculated. The Personnel and Compensation Committee shall determine the appropriate percentage weighting that OP Growth should have, and shall determine the number of points earned based upon whether the goal was achieved or exceeded and based upon the percentage weighting assigned to OP Growth.

     d. Return on Total Capital. The ROI for a Business Unit shall be measured on a pre-tax operating profit basis. The target ROI for a Business Unit shall be the moving average of the ROI for the Business Unit for the prior three years, as determined by the Personnel and Compensation Committee. Such three-year moving averages shall be computed with reference to minimum and maximum performance levels, as established by the Personnel and Compensation Committee. The Personnel and Compensation Committee shall determine the appropriate percentage weighting that ROI shall have in total, and that the various comparison measurements of ROI shall have. Such comparison measurements include comparing budget versus target, actual performance versus budget, and actual performance versus target. Points shall be earned based upon whether goals are achieved or exceeded, and with reference to the percentage weightings assigned. The number of points earned for any level of ROI shall be determined by the Personnel and Compensation Committee.

     e. Other Factors. The Personnel and Compensation Committee is authorized to utilize other factors in addition to OP Growth and ROI as financial performance goals. Any goals established with respect to such other factors will be given a percentage weighting by the Personnel and Compensation Committee. Points shall be earned based upon whether such goal was achieved or exceeded, and with reference to the percentage weighting assigned to the goal. The number of points earned for achieving or exceeding any such goal shall be determined by the Personnel and Compensation Committee.

     f. Conversion of Points to Target Award Earned. The total points earned under paragraphs (c), (d) and (e) above shall convert to the percent of Target Award Earned, as determined by the Personnel and Compensation Committee. The percent of the Target
Award Earned for a Business Unit may range from 0% to 200%.

     g. Computation of Modified Target Bonus Opportunity. The percent of the Target Award Earned shall be multiplied by the Participant's Initial Target Bonus Opportunity, and the result shall equal the Participant's Modified Target Bonus Opportunity.

h. Initial Factor Weightings and Point Ranges. Attachment A sets forth the factor weightings and point ranges established by the Personnel and Compensation Committee for the 2002 Award Year. Attachment A is subject to modification from time to time by the Personnel and Compensation Committee as the Committee carries out the provisions of this Section 6.


7.   Performance Objectives for Corporate Participants.

     a. Applicability. The provisions of this Section 7 shall apply to Corporate Participants, i.e. Participants who are employed by Kaman Corporation at its headquarters location. Furthermore, the provisions of Section 6 hereof shall not apply to Corporate Participants.

     b. In General. The Modified Target Bonus Opportunity for Corporate Participants shall be calculated solely based upon the consolidated performance of the Company, using growth in earnings per share ("EPS Growth") and return on total capital ("ROI") as the financial performance goals. Financial performance is determined by comparing the EPS Growth and ROI performance of the Company for the applicable Award Year with comparable numbers for the Standard & Poor's 600 and the Russell 2000 indices averaged over the prior 5 year period. For example, for Award Year 2002, the numbers for the Company for EPS Growth and ROI will be compared to comparable numbers for EPS Growth and ROI for the Standard and Poor's 600 and the Russell 2000 indices averaged for 1997 - 2001. This Section 7 describes the approach to be followed in determining the Modified Target Bonus Opportunity for Corporate Participants. Without limiting the authority provided by Section 10(b), the Plan

Administrators are authorized to prescribe reasonable rules of operation and to resolve any ambiguities or matters of interpretation, provided such rules and interpretations are consistent with the approach provided herein. Furthermore, the Personnel and Compensation Committee is authorized to include or exclude special items in determining the Company's EPS Growth and/or ROI performance, provided that the approach taken is followed consistently from year to year.

     c. EPS Growth. The EPS Growth for the Company for the Award Year will be calculated. Calculations of average EPS Growth for the S&P 600 and the Russell 2000 for the prior five (5) years shall also be made, and shall be averaged together, giving equal weight to both indices. Percentile rankings shall be developed. The Personnel and Compensation Committee shall establish percentages of initial target bonus opportunity earned for EPS Growth corresponding to the various percentile rankings. The percent of the Initial Target Bonus Opportunity earned for EPS Growth for an Award Year shall be determined by the Plan Administrators based upon the percentile ranking of the Company.

     d. Return on Total Capital. The ROI for the Company for the Award Year will be calculated. Calculations of average ROI for the S&P 600 and the Russell 2000 for the prior five (5) years shall also be made, and shall be averaged together, giving equal weight to both indices. Percentile rankings shall be developed. The Personnel and Compensation Committee shall establish percentages of initial target bonus opportunity earned for ROI corresponding to the various percentile rankings. The percent of the Initial Target Bonus Opportunity earned for ROI for an Award Year shall be determined by the Plan Administrators based upon the percentile ranking of the Company.

     e. Percentile Calculations. The percentile ranking of the Company must be at least 25th for EPS Growth in order to generate a percentage of initial target bonus opportunity earned for EPS Growth. The percentile ranking of the Company must be at least 25th for ROI in order to generate a percentage of initial target bonus opportunity earned for ROI. If the Company is in at least the 75th percentile for either category (EPS Growth or ROI), it will generate the maximum award with respect to that category. The Personnel and Compensation Committee may, but shall not be required to, extend the maximum award earned for either EPS Growth or ROI, from 100% to a larger percentage. In making calculations and determinations hereunder, in no event will the 25th percentile for EPS Growth or ROI for either the S&P 600 5 year average or the Russell 2000 5 year average be considered to be less than zero.

f. Computation of Modified Target Bonus Opportunity. The percentages of Initial Target Bonus Opportunity earned for EPS Growth and ROI, determined in accordance with the foregoing, shall be added together. This combined percentage may be greater than 100%. This combined percentage, when multiplied by a Corporate Participant's Initial Target Bonus Opportunity, shall equal the Corporate Participant's Modified Target Bonus Opportunity.

8.   Participant Actual Cash Bonus Award Determinations.

     a. The Modified Target Bonus Opportunity for each Participant shall be further modified, positively or negatively, to reflect the individual's performance. The Plan Administrators will evaluate each Participant's individual performance in consultation with his or her supervisory management and based thereon, shall make recommendations to the Personnel and Compensation Committee of the Board for Actual Cash Bonus Awards, which will approve or disapprove the recommendations based upon its review thereof. The Personnel and Compensation Committee will evaluate the performance of the Plan Administrators and based thereon shall determine the Actual Cash Bonus Awards for those individuals. Final approval of all Actual Cash Bonus Awards shall be made by the Board.

9.   Form, Method, and Timing of Payments.

     a. All bonus awards are to be paid in cash (i.e., payroll check) no later than March 15 next following the end of the applicable Award Year.

10.   General.

     a. Amendment, Suspension or Termination. On the recommendation of the Plan Administrators and the Personnel and Compensation Committee of the Board, the Board may amend, suspend, or terminate the Bonus Plan, or any part thereof, at any time, provided however, that no amendment, suspension or termination shall apply to the payment to any Participant of an award made prior to the effective date of such amendment, suspension or termination.

     b. Administration; Interpretation. The Plan Administrators shall be responsible for the interpretation and administration of the Bonus Plan, provided that the determination of the Personnel and Compensation Committee of the Board on any question concerning the interpretation or administration of the Bonus Plan, or with respect to the officers and employees participating or entitled to participate in the Bonus Plan, or as to any payment made or to be made pursuant thereto, shall be final and conclusive.

c. No Rights to Employment. The Bonus Plan does not confer upon any employee any right to payment of a cash bonus or any right to continued employment with Kaman or any Business Unit, nor does it interfere in any way with the right of Kaman or a Business Unit to terminate, or amend the terms of, the employment of any of its employees, at any time, in accordance with the "at will" employment relationship.

11.  Effective Date.

The Effective Date of this Amendment and Restatement is
January 1, 2002. This Amendment and Restatement shall apply to
Award Years beginning on or after January 1, 2002.


     IN WITNESS WHEREOF, Kaman Corporation hereby executes this
Amendment and Restatement as of the 6th day of November, 2001.

ATTEST:                           KAMAN CORPORATION

/s/Candace A. Clark               /s/ Robert M. Garneau
Secretary                         Its Executive Vice President
                                  & CFO

                              ATTACHMENT A

                     FACTOR WEIGHTING AND POINT RANGE


                                Minimum          Target          Maximum
                             --------------- --------------- ---------------
                                           Points Per-  Points Per-  Points
                        Weight- Perform-   Earned form- Earned form- Earned
Factor    Measurement   ing     ance              ance         ance
------    -----------   ------  --------   ------ ----- ------ ----- ------
Budget    % of budget   20%     50% Budget 0      100%   20    125%    40
vs        vs target             vs Target         Budget       Budget
Target-                                           vs           vs
ROI                                               Target       Target

Perform-  % of actual   20%     50% Perf.  0      100%   20    125%    40
ance      ROI vs.               vs Budget         Perf.        Perf.
vs        budgeted                                vs           vs
Budget-   ROI                                     Budget       Budget
ROI

Perform-  Actual        40%     50% Perf.  0      100%   40    125%    80
ance      ROI -                 vs Target         Perf.        Perf.
vs        for example                             vs           vs
Target-   KIT                                     Target       Target
ROI

Growth    % growth      20%     0% Profit  0      8%     20    12%     40
in        in oper.              Growth            Profit       Profit
Earnings- profit                                  Growth       Growth
Operating
Profit

Other     Other         20%                0             20            20



Range of points based on % accomplishment of goal (0-200%)



                          Conversion Chart Example
                          ------------------------

                       Total Points       Percent of Target
                       Earned             Award Earned
                       ------------       -----------------
                        Below 50           0
                        50                 20
                        60                 30
                        70                 45
                        80                 60
                        90                 80
                       100                100
                       ---                ---
                       110                120
                       120                140
                       130                160
                       140                180
                       150 & above        200

                        FIRST AMENDMENT TO
                        KAMAN CORPORATION
                         CASH BONUS PLAN
          (Amended and Restated as of January 1, 2002)


     The Kaman Corporation Cash Bonus Plan is hereby amended by a
First Amendment.  The Effective Date of this Amendment is
February 12, 2002.

1. Paragraph c of Section 1 is amended by deletion of the words "Chief Legal Officer" and substitution of the phrase "Vice
President - Human Resources of Kaman."

2.  Except as modified and amended by this document, the Kaman
Corporation Cash Bonus Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, Kaman Corporation hereby executes this Amendment as of the 12th day of February, 2002.

ATTEST:                       KAMAN CORPORATION
/s/ Candace A. Clark          /s/ Robert M. Garneau
Secretary                     Its Executive Vice President & CFO